T/SWilson/Fund/MSF/Exhibits/MSF 10f-3 Exhibits_4-00
                 PRUDENTIAL MUNICIPAL SERIS
                       NEW YORK SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Dormitory Authority of the State of
     Manhattan College

2.   Date of Purchase
     12/02/99

3.   Number of Securities Purchased
     188

4.   Dollar Amount of Purchase
       $103.677

5.   Price Per Unit
       $1,949,128

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan

7.   Other Members of the Underwriting Syndicate
     McDonald Investments Inc.
     JP Morgan & Company
     Prudential Securities Incorporated


                 PRUDENTIAL MUNICIPAL SERIES
                       NEW YORK SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Dormitory Authority of the State of
     Manhattan College

2.   Date of Purchase
     12/02/99

3.   Number of Securities Purchased
     196

4.   Dollar Amount of Purchase
       $103.087

5.   Price Per Unit
       $2,035,968

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan

7.   Other Members of the Underwriting Syndicate
     JP Morgan & Company
     McDonald Investments Inc.
     Prudential Securities Incorporated

                 PRUDENTIAL MUNICIPAL SERIES
                       NEW YORK SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Dormitory Authority of the State of
     Manhattan College

2.   Date of Purchase
     12/02/99

3.   Number of Securities Purchased
     20,259.47

4.   Dollar Amount of Purchase
       $102.668

5.   Price Per Unit
       $2,080,000

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     J.P. Morgan

7.   Other Members of the Underwriting Syndicate
     JP Morgan & Company
     McDonald Investments Inc.
     Prudential Securities Incorporated

                 PRUDENTIAL MUNICIPAL SERIES
                       NEW YORK SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     New York Transitional Finance Authority

2.   Date of Purchase
     10/13/99

3.   Number of Securities Purchased
     20000

4.   Dollar Amount of Purchase
       $97.161

5.   Price Per Unit
       $1,943,220

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Lehman

7.   Other Members of the Underwriting Syndicate
     Lehman Brothers
     Artemis Capital Group, Inc.
     JP Morgan & Company
     Prudential Securities Incorporated
     Advest, Inc.
     Fleet Securities, Inc.
     CIBC Oppenheimer
     Siebert Brandford Shank & Co. a division of
     Muriel Siebert & Co., Inc.
     Bear, Stearns & Co., Inc.
     First Albany Corporation
     Merrill Lynch & Co.
     Ramirez & Co., Inc.
     Lebenthal & Co., Inc.
     Pryor, McClendon, Counts & Co., Inc.
     Morgan Stanley Dean Witter
     Goldman, Sachs & Co.
     Salomon Smith Barney
     David Lerner Associates, Inc.
     M.R. Beal & Company
     Roosevelt & Cross Incorporated
     William E. Simon & Sons Municipal
     Securities Inc.
                  PRUDENTIAL MUNICIPAL FUND
                       NEW YORK SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Puerto Rico Municipal Finance Agency

2.   Date of Purchase
     12/01/99

3.   Number of Securities Purchased
     15000

4.   Dollar Amount of Purchase
       $95.913

5.   Price Per Unit
       $1,438,695

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     JP Morgan & Company
     Raymond James & Assoc. Inc.
     Bear, Stearns & Co., Inc.
     PaineWebber Incorporated
     Goldman, Sachs, & Co.
     Merrill Lynch & Co.
     Salomon Smith Barney International
     Prudential Securities Incorporated
     Ramirez & Co., Inc.
                  PRUDENTIAL MUNICIPAL FUND
                     PENNSYLVANIA SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     Puerto Rico Municipal Finance Agency

2.   Date of Purchase
     12/01/99

3.   Number of Securities Purchased
     10,000

4.   Dollar Amount of Purchase
       $96.847

5.   Price Per Unit
       $968,470

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

7.   Other Members of the Underwriting Syndicate
     Morgan Stanley Dean Witter
     JP Morgan & Company
     Raymond James & Assoc. Inc.
     Bear, Stearns & Co., Inc.
     PaineWebber Incorporated
     Goldman, Sachs, & Co.
     Merrill Lynch & Co.
     Salomon Smith Barney International
     Prudential Securities Incorporated
     Ramirez & Co., Inc.
                  PRUDENTIAL MUNICIPAL FUND
                      NEW JERSEY SERIES

For the six month period ended (a)
File number (c) 811-4024

                        SUB-ITEM 77 0

        Transactions Effected Pursuant to Rule 10f-3


1.   Name of Issuer
     New Jersey Transportation Trust Fund
     Authority

2.   Date of Purchase
     7/8/99 and 7/9/99

3.   Number of Securities Purchased
     25000

4.   Dollar Amount of Purchase
       $104.32

5.   Price Per Unit
       $2,608,000

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
     Merrill Lynch

7.   Other Members of the Underwriting Syndicate
     Merrill Lynch & Co.
     JP Morgan & Company
     Bear, Stearns & Co., Inc.
     PaineWebber Incorporated
     Salomon Smith Barney International
     Prudential Securities Incorporated
     Commerce Capital Markets, Inc.